Government Grants	12 Months Ended
Dec. 31, 2024
Government Grants [Abstract]
Government Grants

Note 17. Government Grants

Under The Wage Credit Scheme (“WCS”) introduced by the Singapore government, the Singapore government will co-fund 40% of wage increases given to Singaporean employees earning a gross monthly wage of up to SGD 4,000 (approximately $3,000).

Under The Jobs Support Scheme (“JSS”) introduced by the Singapore government, depending on the business sectors, employers that are entitled to JSS will be subsidized from 10% up to 60% of each employee’s monthly wage as a form of wage support. This is applied to the first SGD 4,600(approximately $3,300) actual wages paid per employee.

Under the Senior Employment Credit (“SEC”), the Singapore government provides wage offsets to employers who hire senior Singaporean employees aged 55 and above. The SEC supports up to 8% of wages paid to eligible employees earning up to SGD 4,000 (approximately $3,000) per month, depending on the age group and year of payment. The scheme aims to encourage the retention and hiring of older workers.

During the year ended December 31, 2024, 2023 and 2022, these government grants in aggregate amount of $46,235, $50,537 and $159,000, respectively were recognized as other income on the Company’s consolidated Statement of Operations when there was reasonable assurance that the Company has complied with the conditions attaching to the grants and the grants were received.